                                                                    EXHIBIT 28.3

                             WACHOVIA CORPORATION
                       WACHOVIA CREDIT CARD MASTER TRUST
                                 SERIES 1999-1
                         MONTHLY SERVICING CERTIFICATE

Pursuant to the Pooling and Servicing Agreement, dated as of October 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                     Monthly Period:                                                           12/31/1999
                                     Transfer Date                                                              1/14/2000
                                     Distribution Date:                                                         1/18/2000
                                     Period                                                                             9
                                        (Revolving = 0-48,
                                        Controlled Accumulation = 49-60)
                                     Current LIBOR Rate                                                           6.46250%
                                     Julian Days in Current Period                                                     34
                                     Coupon Period                                                    12/15/1999-1/17/2000

_______________________________________________________________________________
ORIGINAL DEAL PARAMETERS

Class A Initial Invested Amount                                                                           $775,000,000.00
Class B Initial Invested Amount                                                                           $ 53,757,250.00
Class C Initial Invested Amount                                                                           $ 67,196,550.00
                                                                                                  -----------------------
Total Initial Invested Amount                                                                             $895,953,800.00

Prior Month's Spread Account Balance                                                                      $          0.00
Increase(Decrease) in Spread Account during the current period                                            $          0.00
                                                                                                  -----------------------
Amount on Deposit in Spread Account                                                                       $          0.00


Class A Certificate Rate             12/15/1999-1/17/2000                                                         6.61250%
Class B Certificate Rate             12/15/1999-1/17/2000                                                         6.86250%
Class C Certificate Rate             12/15/1999-1/17/2000                                                         7.51250%
Class C Certificate Rate             12/15/1999-1/17/2000                                                         6.98750%
Servicing Fee Percentage                                                                                           2.0000%
Discount Percentage                                                                                                0.0000%

I. RECEIVABLES IN THE TRUST
---------------------------
Beginning of the Period Principal Receivables                                         $2,630,305,753.38
Beginning of the Period Finance Charge Receivables                                    $   34,199,458.36
Beginning of the Period Discounted Receivables                                        $            0.00
Beginning of the Period Total Receivables                                             $2,664,505,211.74

Removed Principal Receivables                                                         $            0.00
Removed Finance Charge Receivables                                                    $            0.00
Removed Total Receivables                                                             $            0.00

Additional Principal Receivables                                                      $            0.00
Additional Finance Charge Receivables                                                 $            0.00
Additional Total Receivables                                                          $            0.00


End of Period Principal Receivables                                                   $2,691,743,243.95
End of Period Finance Charge Receivables                                              $   33,877,790.01
End of Period Discounted Receivables                                                  $            0.00
End of Period Total Receivables                                                       $2,725,621,033.96

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

Class A Initial Invested Amount                                                       $  775,000,000.00
Class B Initial Invested Amount                                                       $   53,757,250.00
Class C Initial Invested Amount                                                       $   67,196,550.00
Total Initial Invested Amount                                                         $  895,953,800.00

Class A Invested Amount                                                               $  775,000,000.00
Class B Invested Amount                                                               $   53,757,250.00
Class C Invested Amount                                                               $   67,196,550.00
Total Invested Amount                                                                 $  895,953,800.00

Adjusted Investor Interest                                                            $  895,953,800.00

Floating Investor Percentage                                                                    34.0627%
Class A Floating Allocation Percentage                                                          86.5000%
Class B Floating Allocation Percentage                                                           6.0000%
Class C Floating Allocation Percentage                                                           7.5000%

Fixed Investor Percentage                                                                       34.0627%
Class A Fixed Allocation Percentage                                                             86.5000%
Class B Fixed Allocation Percentage                                                              6.0000%
Class C Fixed Allocation Percentage                                                              7.5000%

Total Servicing Fee                                                                   $    1,493,256.33

Investor Defaulted Amount                                                             $    3,551,307.95

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT
--------------------------------------------------------------------
Beginning Seller's Interest                                                                        $  734,351,953.38
Ending Seller's Interest                                                                           $  795,789,443.95
Required Seller's Interest                                                                         $  133,051,224.93
Current Month Deposit into Excess Funding                                                          $            0.00
 Account
Amount on deposit in Excess Funding Account                                                        $            0.00

IV. PERFORMANCE SUMMARY
-----------------------

COLLECTIONS:
Collections of Principal Receivables                                                               $  267,688,654.87
Collections of Finance Charge Receivables                                                          $   34,199,458.36
Collections of Interchange                                                                         $    1,566,631.04
       Servicer Interchange                                                                        $      746,628.16
       Net Interchange                                                                             $      820,002.88
Collections of Recoveries                                                                          $      952,073.96
Total Finance Charge Collections                                                                   $   36,718,163.36
Total Payment Collections                                                                          $  301,888,113.23
Total Collections                                                                                  $  304,406,818.23

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                       $   26,312,601.60
          60 days delinquent                                                                       $   17,088,377.05
          90 days delinquent                                                                       $   12,549,743.94
          120 + days delinquent                                                                    $   16,522,004.84

          Total 30 + days delinquent                                                               $   72,472,727.43


Gross Charge-Offs during the month                                                                 $   10,425,789.51
Recoveries during the month                                                                        $      952,073.96
Net Charge-Offs during the month                                                                   $    9,473,715.55

Defaulted Amount (excluding recoveries)                                                            $   10,425,789.51

                                                                                # of Accounts                 Amount
                                                                                -------------                 ------
Total amount/number of Accounts in Trust (at end of month                           1,682,335      $2,725,621,033.96

V. AVAILABLE SERIES 1999-1 FINANCE CHARGE COLLECTIONS
-----------------------------------------------------
Available Series 1999-1 Finance Charge Collections                                  $12,793,572.46

Class A Available Finance Charge Collections                                        $11,066,439.65

Class A Interest                                                                    $ 4,839,982.64
Class A Deficiency Amount                                                           $         0.00
Class A Additional Interest                                                         $         0.00
Class A Investor Defaulted Amount                                                   $ 3,071,881.23

Class A Servicing Fee [if Wachovia]                                                 $   645,833.33
Accrued and Unpaid Class A Servicing Fee                                            $         0.00
Servicing Fee [if not Wachovia]                                                     $         0.00
                  ---

Excess Spread Class A                                                               $ 2,508,742.45

Class B Available Finance Charge Collections                                        $   767,614.66

Class B Interest                                                                    $   348,414.18
Class B Deficiency Amount                                                           $         0.00
Class B Additional Interest                                                         $         0.00

Class B Servicing Fee [if Wachovia]                                                 $    44,797.71
Accrued and Unpaid Class B Servicing Fee                                            $         0.00
Servicing Fee [if not Wachovia]                                                     $         0.00
                  ---

Excess Spread Class B                                                               $   374,402.77

Class C Available Finance Charge Collections                                        $   959,518.15

Servicing Fee [if not Wachovia]                                                     $         0.00
                  ---
Excess Spread Class C                                                               $   959,518.15

Total Excess Finance Charge Collections                                             $ 3,842,663.37

Class A Required Amount                                                             $         0.00

Class A Investor Charge-off Reimbursement                                           $         0.00

Class B Required Amount                                                             $         0.00


Class C Interest                                                                    $   476,768.86
Class C Deficiency Amount                                                           $         0.00
Class C Additional Interest                                                         $         0.00

Class C Accrued and unpaid collateral interest                                                                  $           0.00

Class B Investor Defaulted Amount                                                                               $     213,078.56

Class C Servicing Fee [if Wachovia]                                                                             $      55,997.13

Class C Investor Defaulted Amount                                                                               $     266,348.16

Class C Investor Charge-Off Reimbursement                                                                       $           0.00

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                                                        $   2,830,470.66

VI.  YIELD and BASE RATE
------------------------

Base Rate
---------

Base Rate (current month)                                                                                                 9.5877%
Base Rate (prior month)                                                                                                   7.6325%
Base Rate (2 months ago)                                                                                                  7.8267%

3 Month Average Base Rate                                                                                                 8.3490%

Portfolio Yield
---------------

Portfolio Yield (current month)                                                                                           13.3787%
Portfolio Yield (prior month)                                                                                             13.0364%
Portfolio Yield (2 months ago)                                                                                            12.4618%
3 Month Average Portfolio Yield                                                                                           12.9589%
Portfolio Adjusted Yield                                                                                                   4.6100%

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                                           4.6954%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month))                                       4.7565%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                                       11.3300%
Gross Yield (annualized)                                                                                                 18.1351%
Portfolio Yield (3 month average)                                                                                        12.9589%
Base Rate (3 month average)                                                                                               8.3490%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                                        3.7910%


VIII.  PRINCIPAL COLLECTIONS
----------------------------
Class A Principal Allocation Percentage                                                                                     86.5000%
Class A Monthly Principal                                                                                           $ 78,872,468.44
Class B Principal Allocation Percentage                                                                                      6.0000%
Class B Monthly Principal                                                                                           $  5,470,925.17
Class C Principal Allocation Percentage                                                                                      7.5000%
Class C Monthly Principal                                                                                           $  6,838,655.19

Total Monthly Principal                                                                                             $ 91,182,048.80

Reallocated Principal Collections                                                                                   $          0.00
Shared Principal Collections allocable from other Series                                                            $          0.00

IX.  INVESTOR CHARGE-OFFS
-------------------------
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                        $          0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                       $          0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                  $          0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                      $          0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                             $          0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                        $          0.00
Class B Investor Charge-Offs per $1,000 original certificate  principal amount                                      $          0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                  $          0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                      $          0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                             $          0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                                                        $          0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount                                       $          0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                                                  $          0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                      $          0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                             $          0.00


X.  AMORTIZATION
----------------
Current Monthly Amount deposited in Principal Funding Account                                                               $  0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                                             $  0.00
Current Month Accumulation Shortfall                                                                                        $  0.00
Current Month Principal Funding Account Investment Proceeds                                                                 $  0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                                                $  0.00
Cumulative Reserve Account Amount                                                                                           $  0.00
Required Reserve Account Draw Amount                                                                                        $  0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                                         $  0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                                                  $  0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                                                $  0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                                                  $  0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                                                $  0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                                                                  $  0.00
Class C Principal Payments per $1,000 original principal  certificate amount
Total Class C Principal Paid                                                                                                $  0.00

Principal Paid to Transferor  Certficateholder                                                                              $  0.00

                                             The First National Bank of Atlanta, as Servicer
                                             Date: January 9, 2000


                                             By:  Michael L. Scheuerman
                                             Title:    Senior Vice President

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